UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): May 21, 2009
COLONIAL PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Alabama	1-12358	59-7007599
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification
of incorporation)		Number)
COLONIAL REALTY LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware	0-20707	63-1098468
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)
2101 Sixth Avenue North, Suite 750, Birmingham, Alabama 35202
(Address of principal executive offices) (Zip Code)
(205) 250-8700
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-12.1
EX-12.2
EX-23.1
EX-99.1
EX-99.2

Item 8.01 Other Events
     This Current Report on Form 8-K updates Items 6,7 and 8 of Colonial Properties Trust’s (“CLP”) and Colonial Realty Limited Partnership’s (“CRLP”, and together with CLP, the “Company”) Annual Reports on Forms 10-K for the year ended December 31, 2008 (collectively, the “2008 Forms 10-K”) to reflect the following:
i.	The retrospective change in reportable business segments to reflect the reorganization by the Company to streamline its business creating two reportable segments and the corresponding reclassification of amounts in accordance with SFAS No. 131, Disclosures about Segments of an Enterprise and Related Information (discussed in Note 11 in each of the CLP and CRLP revised financial statements) included in the exhibits to this Current Report;

ii.	The retrospective adoption of SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51, effective January 1, 2009 (discussed in Note 14 in each of the CLP and CRLP revised financial statements) included in the exhibits to this Current Report;

iii.	The retrospective adoption of FSP Emerging Issues Task Force No. 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions are Participating Securities, effective January 1, 2009 (discussed in Note 3 in each of the CLP and CRLP revised financial statements) included in the exhibits to this Current Report; and

iv.	The impact of the results of properties sold or held for sale during the period from January 1, 2009 to March 31, 2009 reclassified to discontinued operations in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long Lived Assets (discussed in Note 6 in each of the CLP and CRLP revised financial statements) included in the exhibits to this Current Report.
     These reclassifications, presentational and computational changes have no material effect on the Company’s reported net income applicable to common stockholders. Accordingly, this Current Report should be read in conjunction with the 2008 Forms 10-K, the Quarterly Report on Form 10-Q filed by CLP and CRLP on May 8, 2009, and any amendments to those filings. Except to the extent expressly set forth above, no attempt has been made to update or discuss any other matters in the 2008 Form 10-K affecting the Company subsequent to the original filing date of the 2008 Form 10-K.
     In addition, on May 13, 2009, Fitch Ratings lowered the credit rating on CLP to BB+ from BBB- and on CRLP’s unsecured revolving credit facility and senior unsecured notes to BB+ from BBB-. Fitch also revised its Rating Outlook from Negative to Stable. Fitch had previously revised its Rating Outlook from Stable to Negative in March 2009. As previously disclosed, in March 2009, Moody’s Investor Services and Standard & Poor’s lowered their respective credit ratings on CLP and CRLP. These earlier ratings downgrades resulted in an adjustment in the pricing under the unsecured credit facility from LIBOR plus 75 basis points to LIBOR plus 105 basis points. The downgrade by Fitch does not affect the Company’s ability to draw proceeds under the unsecured line of credit or otherwise result in any pricing or other changes under the unsecured credit facility.
* * *
     “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Certain statements in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause the company’s actual results, performance, achievements or transactions to be materially different from the results, performance, achievements or transactions expressed or implied by the forward looking statements. Factors that impact such forward looking statements include, among others, real estate conditions and markets, including recent deterioration in the multifamily market and the strength or duration of the current recession or recovery; increased exposure, as a multifamily focused REIT, to risks inherent in investments in a single industry; ability to obtain financing on reasonable rates, if at all; performance of affiliates or companies in which we have made investments; changes in operating costs; higher than expected construction costs; uncertainties associated with the timing and amount of real estate dispositions, including our existing inventory of condominium and for-sale residential assets; legislative or regulatory decisions; our ability to continue to maintain our status as a REIT for federal income tax purposes; price volatility, dislocations and liquidity disruptions in the financial markets and the resulting impact on availability of financing; the effect of any rating agency action on the cost and availability of new debt financings; level and volatility of interest rates or capital market conditions; effect of any terrorist activity or other heightened geopolitical crisis; or other factors affecting the real estate industry generally.

     Except as otherwise required by the federal securities laws, the company assumes no responsibility to update the information in this Current Report on Form 8-K.
     The company refers you to the documents filed by the company from time to time with the Securities and Exchange Commission, specifically the section titled “Risk Factors” in the company’s Annual Report on Form 10-K for the year ended December 31, 2008, as may be updated or supplemented in the company’s Form 10-Q filings, which discuss these and other factors that could adversely affect the company’s results.
     This Current Report on Form 8-K is being filed or furnished (as the case may be) on behalf of Colonial Properties Trust and Colonial Realty Limited Partnership to the extent applicable to either or both registrants. Certain of the events disclosed in the items covered by this Current Report on Form 8-K may apply to Colonial Properties Trust only, Colonial Realty Limited Partnership only or both Colonial Properties Trust and Colonial Realty Limited Partnership, as applicable.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
     Attached as an exhibit to this form is the document listed below:

Exhibit	Description

12.1	CLP’s Ratio of Earnings to Fixed Charges and Ratio of Earnings to Combined Fixed Charges and Preferred Share Distributions

12.2	CRLP’s Ratio of Earnings to Fixed Charges and Ratio of Earnings to Combined Fixed Charges

23.1	CLP’s Consent of PricewaterhouseCoopers LLP

99.1	CLP’s updated Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements and Supplementary Data for the year ended December 31, 2008

99.2	CRLP’s updated Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements and Supplementary Data for the year ended December 31, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, Colonial Properties Trust and Colonial Realty Limited Partnership now each has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL PROPERTIES TRUST
Date: May 21, 2009	By:	/s/ C. Reynolds Thompson, III
C. Reynolds Thompson, III
Chief Financial Officer

COLONIAL REALTY LIMITED PARTNERSHIP
By:	Colonial Properties Trust, its general partner

Date: May 21, 2009	By:	/s/ C. Reynolds Thompson, III
C. Reynolds Thompson, III
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

12.1	CLP’s Ratio of Earnings to Fixed Charges and Ratio of Earnings to Combined Fixed Charges and Preferred Share Distributions

12.2	CRLP’s Ratio of Earnings to Fixed Charges and Ratio of Earnings to Combined Fixed Charges

23.1	CLP’s Consent of PricewaterhouseCoopers LLP

99.1	CLP’s updated Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements and Supplementary Data for the year ended December 31, 2008

99.2	CRLP’s updated Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements and Supplementary Data for the year ended December 31, 2008

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